THIS FORM MUST BE RECEIVED BY 11:59 PM NEW YORK CITY TIME
                               ON FEBRUARY 3, 2003

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                          GILAT SATELLITE NETWORKS LTD.

               MASTER VOTING INSTRUCTIONS AND APPOINTMENT OF PROXY
                           FOR ACCEPTING OR REJECTING
                        A PLAN OF ARRANGEMENT PURSUANT TO
                 SECTION 350 OF THE ISRAELI COMPANIES LAW - 1999

  4.25% CONVERTIBLE SUBORDINATED NOTES DUE 2005 (CUSIPS 375255AE6 & 375255AC0)

       PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY. PLEASE COMPLETE,
        SIGN, NOTARIZE AND DATE THIS FORM AND RETURN IT BOTH BY FACSIMILE TRANSMISSION TO 212-440-9009 AND IN THE ENCLOSED PRE-ADDRESSED ENVELOPE
      TO GEORGESON SHAREHOLDER COMMUNICATIONS, INC., 17 STATE STREET, 10TH
              FLOOR, NEW YORK, NY 10004 (THE "INFORMATION AGENT").

     IF THIS FORM HAS NOT BEEN RECEIVED BY FAX OR BY MAIL BY THE INFORMATION AGENT BY 11:59 PM, NEW YORK CITY TIME, ON FEBRUARY 3, 2003 (THE "VOTING
        DEADLINE"), THE VOTES AND ELECTIONS OF YOUR CUSTOMERS WILL NOT BE COUNTED. THEREFORE, YOU MUST ALLOW SUFFICIENT TIME TO BE SURE THAT THIS
        FORM IS RECEIVED BY THE INFORMATION AGENT BY THE VOTING DEADLINE.

      This form of Master Voting Instructions and Appointment of Proxy is to be used by you, as a broker, bank, or other nominee, or as such person's proxy holder or agent, (each of the foregoing, a "Nominee"), for beneficial owners of the 4.25% Convertible Subordinated Notes Due 2005 (CUSIP No. 375255AE6 and CUSIP No. 375255AC0) (the "Notes"), issued by Gilat Satellite Networks Ltd. (the "Company") to transmit the votes of such creditors in respect of their Notes to accept or reject the Plan of Arrangement pursuant to Section 350 of the Israeli Companies Law - 1999 (the "Plan"). All capitalized terms used in this form but not otherwise defined herein shall have the meanings given to such terms in the accompanying Proxy Solicitation. This form is being sent to Nominees to use to cast votes to accept or reject the Plan on behalf of and in accordance with the Voting Instructions given by the beneficial holders holding interests in the Notes through such Nominees.

      The Plan will become binding upon you and the beneficial owners of the Notes for which you are the Nominee if 75% or more of the Company's creditors by value, and at least a majority by number, of those present in person or by proxy and voting at the meetings of each class of


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

creditors party to the Plan approve the Plan and it is subsequently approved by the District Court of Tel Aviv-Yafo, Israel.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, NOTARIZE AND DATE THESE MASTER VOTING INSTRUCTIONS AND APPOINTMENT OF PROXY AND RETURN IT SO THAT IT IS RECEIVED BY FAX OR BY MAIL BY GEORGESON SHAREHOLDER COMMUNICATIONS, INC. ON OR BEFORE THE VOTING DEADLINE OF 11:59 P.M., NEW YORK CITY TIME, ON FEBRUARY 3, 2003. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, NOTARIZED, DATED AND TIMELY RECEIVED BY GEORGESON, ANY VOTING INSTRUCTIONS GIVEN HEREBY WILL NOT BE COUNTED.

Item 1. Certification of Authority to Vote.

The undersigned certifies that as of the January 2, 2003 voting record date, the undersigned (please check the applicable box):

|_| Is a Nominee for the beneficial owners of interests in the Notes in the aggregate principal amount listed in Item 2 below, and is the "deemed" registered holder of such securities pursuant to the omnibus proxy provided by DTC; or

|_| Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a Nominee that is the "deemed" registered holder of Notes in the aggregate principal amount listed in Item 2 below; or

|_| Has been granted a proxy (an original of which is attached hereto) from a Nominee that is the "deemed" registered holder of Notes the aggregate principal amount listed in Item 2 below;

And, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the interests in the Notes listed in
Item 2 below.

Item 2 Notes Vote.

      The undersigned transmits the following voting instructions and proxies of beneficial owners in respect of their interests in the Notes, and certifies that the following beneficial owners of interests in the Notes, as identified by the respective customer account numbers set forth below, are (i) beneficial owners of such interests in the Notes as of the January 2, 2003 voting record date and
(ii) have delivered to the undersigned, as Nominee, voting instructions for casting such votes (the "Voting Instructions") and hereby authorises Mr. Gene Kleinhendler, a partner in the law firm of Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co. of Tel-Aviv, Israel or such other person as Mr. Kleinhendler may designate to act as its proxy for the purpose of voting for


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

the undersigned to accept or reject the Plan as indicated hereunder at such meeting or any adjournment thereof. Indicate in the appropriate column the aggregate principal amount voted for each account (or attach such information in the form of the following table):

--------------------------------------------------------------------------------
  Your Customer Account       Principal Amount of          Principal Amount of
     Number for Each          Notes Instructed to          Notes Instructed to
Beneficial Owner of Notes   Vote to ACCEPT the Plan      Vote to REJECT the Plan
--------------------------------------------------------------------------------
1.                          $                        OR  $
--------------------------------------------------------------------------------
2.                          $                        OR  $
--------------------------------------------------------------------------------
3.                          $                        OR  $
--------------------------------------------------------------------------------
4.                          $                        OR  $
--------------------------------------------------------------------------------
5.                          $                        OR  $
--------------------------------------------------------------------------------
6.                          $                        OR  $
--------------------------------------------------------------------------------
7.                          $                        OR  $
--------------------------------------------------------------------------------
8.                          $                        OR  $
--------------------------------------------------------------------------------
9.                          $                        OR  $
--------------------------------------------------------------------------------
10.                         $                        OR  $
--------------------------------------------------------------------------------
11.                         $                        OR  $
--------------------------------------------------------------------------------
12.                         $                        OR  $
--------------------------------------------------------------------------------
13.                         $                        OR  $
--------------------------------------------------------------------------------
14.                         $                        OR  $
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15.                         $                        OR  $
--------------------------------------------------------------------------------
16.                         $                        OR  $
--------------------------------------------------------------------------------
17.                         $                        OR  $
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18.                         $                        OR  $
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19.                         $                        OR  $
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20.                         $                        OR  $
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         TOTALS             $                            $
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

Item 3 Certification.

      By signing these Master Voting Instructions and Appointment of Proxy, the undersigned certifies that each beneficial owner of the Notes listed in Item 2, above, has been provided with a copy of the Proxy Solicitation and acknowledges that the solicitation of voting instructions is subject to all the terms and conditions set forth therein.

Name of Broker, Bank, or Other Nominee:

------------------------------------------

Name of Proxy Holder or Agent for Broker, Bank, or Other Nominee (if applicable):

------------------------------------------

Social Security or Federal Tax I.D. No or other Non-U.S. I.D.:
                                                               -----------------

Signature:
           -------------------------------

By:
    --------------------------------------

Title:
       -----------------------------------

Street Address:
                ------------------------------------

City, State, Zip Code:
                       -----------------------------

Telephone Number: (     )    -
                   -----  --- ----

Date Completed:
                  ----------------------------------

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Signed before me by                        this        day of    , 2003
                    ----------------------      ------        ---

------------------------------------------
Notary Public
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THIS MASTER BALLOT MUST BE RECEIVED BY GEORGESON SHAREHOLDER COMMUNICATIONS,
INC., BEFORE 11:59 P.M., NEW YORK CITY TIME, ON FEBRUARY 3, 2003 OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

PLEASE NOTE: THE MASTER VOTING INSTRUCTIONS AND APPOINTMENT OF PROXY WILL BE ACCEPTED BY FACSIMILE TRANSMISSION BUT MUST BE RECEIVED BY THE VOTING DEADLINE.
--------------------------------------------------------------------------------


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

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IF YOU HAVE ANY QUESTIONS REGARDING THIS FORM OR THE VOTING PROCEDURES, OR IF
YOU NEED ADDITIONAL COPIES OF THIS FORM, THE PROXY SOLICITATION, THE FORM OF VOTING INSTRUCTIONS FOR BENEFICIAL OWNERS OR OTHER RELATED MATERIALS, PLEASE CALL GEORGESON SHAREHOLDER COMMUNICATIONS, INC.

BANKS AND BROKERS CALL COLLECT: 212-440-9800: ALL OTHERS CALL TOLL-FREE:
866-328-5446.
--------------------------------------------------------------------------------

THE ADDRESS FOR RETURNING THE MASTER VOTING INSTRUCTIONS AND APPOINTMENT OF PROXY IS:

GEORGESON SHAREHOLDER COMMUNICATIONS, INC.

17 STATE STREET
10TH FLOOR
NEW YORK
NY 10004

FAX: 212-440-9009


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